UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by U.S. Bancorp (the “Company”) to announce certain matters with respect to (i) the designation of covered debt under the Company’s replacement capital covenants, and (ii) the impact of the Volcker Rule (described below) on certain of the Company’s REIT subsidiaries.

Replacement Capital Covenants

Reference is hereby made to certain of the Company’s replacement capital covenants, as amended from time to time, executed: (i) March 17, 2006, relating to and in connection with USB Capital IX’s issuance of 6.189% Fixed-to-Floating Rate Normal Income Trust Securities; (ii) March 27, 2006, relating to and in connection with the Company’s issuance of depositary shares representing a 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock; (iii) December 22, 2006, relating to and in connection with USB Realty Corp.’s issuance of Fixed-to-Floating Rate Exchangeable Non-Cumulative Perpetual Series A Preferred Stock; (iv) June 10, 2010, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock; (v) April 20, 2012, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock; and (vi) May 2, 2013, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock (together, as amended, the “Replacement Capital Covenants”). Additional information with respect to the terms of the Replacement Capital Covenants is summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2013 and the Company’s Current Report on Form 8-K, filed with the SEC on May 2, 2013.

The Company’s 3.442% Remarketed Junior Subordinated Notes due 2016 (the “Remarketed Notes”), were previously designated as the covered debt under the Replacement Capital Covenants. Effective February 1, 2014, the Remarketed Notes will cease being covered debt under each Replacement Capital Covenant and effective as of February 1, 2014 (i) the Company’s 7.50% Subordinated Debentures due 2026 (CUSIP No. 911596AL8) will become the covered debt with respect to, and in accordance with, the terms of the Replacement Capital Covenants for USB Capital IX, the Series B Non-Cumulative Perpetual Preferred Stock and the Fixed-to-Floating Rate Exchangeable Non-Cumulative Perpetual Series A Preferred Stock of USB Realty Corp., and (ii) the Company’s 2.20% Medium-Term Notes, Series T, due 2016 (CUSIP No. 91159HHB9) will become the covered debt with respect to, and in accordance with, the terms of the Replacement Capital Covenants for the Series A Non-Cumulative Perpetual Preferred Stock, the Series G Non-Cumulative Perpetual Preferred Stock and the Series H Non-Cumulative Perpetual Preferred Stock. The Replacement Capital Covenants and related amendments are filed as exhibits hereto and are incorporated herein by reference.

Volcker Rule

On December 10, 2013, the SEC, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation issued final rules implementing a provision under the Dodd-Frank Wall Street Reform and Consumer Protection Act that is commonly referred to as the “Volcker Rule.” Among other things, the Volcker Rule prohibits banking entities from maintaining certain interests in, or relationships with, any “covered fund.” A covered fund is an entity that would be an “investment company,” as defined in the Investment Company Act of 1940 (the “1940 Act”), but for the exclusions from the definition of an investment company set forth in Sections 3(c)(1) or 3(c)(7) of the 1940 Act.

The Company controls two subsidiaries, USB Realty Corp. (“USB Realty”) and Firstar Realty L.L.C. (“Firstar Realty”) that were formed for the purpose of acquiring, selling and holding eligible interests in real estate and real estate-related assets and each entity elected to qualify as a Real Estate Investment Trust (“REIT”) under the Internal Revenue Code of 1986, as amended. Certain REIT subsidiaries of banking entities have historically relied on the exclusion from the definition of an investment company provided by Section 3(c)(7) of the 1940 Act.

The Volcker Rule excludes from the definition of covered fund any issuer that may rely on an exclusion from the definition of investment company under the 1940 Act other than the exclusions contained in Sections 3(c)(1) and 3(c)(7) of the 1940 Act. Each of USB Realty and Firstar Realty currently manages its portfolio and conducts its operations in a manner that satisfies the conditions of the exclusion from the definition of an investment company under Section 3(c)(5)(C) of the 1940 Act, which exclusion is available for entities primarily engaged in the business of “purchasing or otherwise acquiring mortgages and other liens on and interests in real estate.” Accordingly, for purposes of the Volcker Rule, we believe that neither USB Realty nor Firstar Reality is a covered fund, and as a result the Company and its relevant affiliates are not required to divest or otherwise conform their investments in USB Realty and Firstar Realty under the Volcker Rule.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Replacement Capital Covenant, dated as of March 27, 2006, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on March 27, 2006).

99.2	Replacement Capital Covenant, dated as of December 22, 2006, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on December 22, 2006).

99.3	Replacement Capital Covenant, dated as of June 10, 2010, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on June 10, 2010).

99.4	Amendment to Replacement Capital Covenants, dated as of June 3, 2011, amending the Replacement Capital Covenants, dated as of August 30, 2006, February 1, 2007, March 17, 2008 and June 10, 2010 (incorporated herein by reference to Exhibit 99.5 of the Company’s Form 8-K filed on June 3, 2011).

99.5	Replacement Capital Covenant, dated as of April 20, 2012, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on April 20, 2012).

99.6	Replacement Capital Covenant, dated as of May 2, 2013, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on May 2, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: January 31, 2014	By:	/s/ James L. Chosy
James L. Chosy
Executive Vice President, General Counsel
and Corporate Secretary